VOYA INTERMEDIATE BOND PORTFOLIO

Voya Intermediate Bond Portfolio

(“Portfolio”)

Supplement dated March 27, 2017

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class

Statement of Additional Information (“SAI”)

dated May 1, 2016

Effective April 3, 2017, Christine Hurtsellers will no longer serve as portfolio manager for the Portfolio and David Goodson and Randall Parrish will be added as portfolio managers for the Portfolio. The Portfolio’s SAI is hereby revised as follows:

1.	All references to Christine Hurtsellers as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.	The tables in the sub-sections entitled “Other Accounts Managed,” and “Ownership of Securities” under the section entitled “Portfolio Management – Voya Intermediate Bond Portfolio” in the Portfolio’s SAI are hereby amended to include the following:

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Goodson[1]	1	$115,176,865	0	$0	3	$148,771,566
Randall Parrish[1]	1	$656,841,672	0	$0	3	$55,408,683
1.	Information is as of December 31, 2016.

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
David Goodson[1]	None
Randall Parrish, CFA[1]	None
1.	Information is as of December 31, 2016.

3.	The table in the sub-section entitled “Compensation” under the section entitled “Portfolio Management – Voya Intermediate Bond Portfolio” in the Portfolio’s SAI is hereby revised to delete and replace the information with respect to the Portfolio with the following:

Compensation

Portfolio	Portfolio Manager	Benchmark
Voya Intermediate Bond Portfolio	David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA	Bloomberg Barclays U.S. Aggregate Bond Index

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE